UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  JUNE 11, 1999


               BINDLEY WESTERN INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)


  INDIANA                  001-11519           84-0601662
(State or other           Commission         (IRS Employer
jurisdiction of          File Number)      Identification No.)
 incorporation)


                         8909 PURDUE ROAD
                  INDIANAPOLIS, INDIANA  46268
   (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (317) 704-
4000

                       NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On May 20, 1999, the Board of Directors of Bindley Western Industries, Inc. (the "Company") adopted an amendment to the Company's Restated Articles of Incorporation which increased the number of authorized common shares, $0.01 par value, from 40,000,000 shares to 53,333,333 shares. The amendment was duly adopted by the Board of Directors without shareholder action and, pursuant to Section 23-1-38-2(4) of the Indiana Business Corporation Law, shareholder action was not required. On June 11, 1999, the Company filed with the Indiana Secretary of State its Articles of Amendment of Restated Articles of Incorporation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        EXHIBIT NO.  DESCRIPTION

             4 Articles of Amendment of Restated Articles of Incorporation of Bindley Western
                     Industries, Inc. increasing the number of authorized common shares.

                           SIGNATURES

             Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 1999


                                BINDLEY WESTERN INDUSTRIES, INC.


                                By:     /S/ MICHAEL D. MCCORMICK

                                       Name: Michael D. McCormick
                                     Title: Executive Vice
                                President,
                                     General Counsel and
                                     Secretary

                        INDEX TO EXHIBITS

        EXHIBIT NO.  DESCRIPTION

             4 Articles of Amendment of Restated Articles of Incorporation of Bindley Western
                     Industries, Inc. increasing the number of authorized common shares.